EXHIBIT 10.3




                               US PLEDGE AGREEMENT
                               -------------------


          PLEDGE AGREEMENT, dated as of June 30, 2005 (as amended, modified or supplemented from time to time, this "Agreement"), made by each of the undersigned pledgors (each a "Pledgor" and, together with any other entity that becomes a pledgor hereunder pursuant to Section 30 hereof, the "Pledgors") to DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent (together with any successor Collateral Agent, the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :
                               - - - - - - - - - -


          WHEREAS, Silgan Holdings Inc. ("Silgan"), Silgan Containers Corporation ("Containers"), Silgan Plastics Corporation ("Plastics"), Silgan Containers Manufacturing Corporation ("Manufacturing"), Silgan Can Company ("CanCo"), each other Borrower from time to time party thereto, the lenders from time to time party thereto (the "Lenders", and each, a "Lender"), Deutsche Bank AG New York Branch, as Administrative Agent (in such capacity, and together with any successor administrative agent, the "Administrative Agent"), Bank of America, N.A. and Morgan Stanley Bank, as Co-Syndication Agents (in such capacity, the "Co-Syndication Agents"), BNP Paribas and JPMorgan Chase Bank, N.A., as Co-Documentation Agents (in such capacity, the "Co-Documentation Agents"), and Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Managers (in such capacities, the "Joint Lead Arrangers"), have entered into a Credit Agreement, dated as of June 30, 2005 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrowers as contemplated therein (the Lenders, the Administrative Agent, the Issuing Lenders, the Co-Syndication Agents, the Co-Documentation Agents, the Joint Lead Arrangers and the Pledgee are collectively referred to herein as the "Lender Creditors");

          WHEREAS, one or more of the Borrowers or Subsidiaries thereof have herefore entered into, or may from time to time after the date hereof enter into, one or more other Interest Rate Protection Agreements or Other Hedging Agreements with any Lender or an affiliate of a Lender (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, are herein called the "Other Creditors" and, together with the Lender Creditors, are herein called the "Secured Creditors");

          WHEREAS, pursuant to the US Borrowers/Subsidiaries Guaranty, each Pledgor (other than CanCo except as may be required after the date hereof pursuant to the Credit Agreement) has jointly and severally guaranteed to the Secured Creditors the payment when due of all indebtedness, obligations and liabilities of each Borrower and Subsidiary thereof under or with respect to the Credit Documents, the Interest Rate Protection Agreements and the Other Hedging Agreements;


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          WHEREAS,  it is a condition  precedent  to the making of Loans to each
Borrower and the issuance of, and participation in, Letters of Credit for the account of each Revolving Borrower under the Credit Agreement that the Pledgors shall have executed and delivered to the Pledgee this Agreement; and

          WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by, and the issuance of, and participation in, Letters of Credit for the account of, the Borrowers under the Credit Agreement and the entering into by one or more of the Borrowers and/or Subsidiaries thereof of Interest Rate
Protection Agreements and Other Hedging Agreements and, accordingly, each Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

          NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

          1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

          (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of such Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under the US Borrowers/Subsidiaries Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements entitled to the benefits of this Agreement, being herein collectively called the "Credit Document Obligations");

          (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in

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     any such proceeding) owing by such Pledgor to the Other Creditors under, or with respect to (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under the US Borrowers/Subsidiaries Guaranty), each Interest Rate Protection Agreement and Other Hedging Agreement entitled to the benefits of this Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance  and  compliance  by  such  Pledgor  with  all  of  the  terms,
     conditions  and  agreements   contained   therein  (all  such  obligations,
     liabilities and indebtedness described in this clause (ii) being herein collectively called the "Other Obligations");

          (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

          (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i), (ii) and (iii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

          (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement; and

          (vi) all amounts owing to any Agent or any of its affiliates pursuant to any of the Credit Documents in its capacity as such;;

all such indebtedness, obligations, liabilities, sums and expenses set forth in clauses (i) through (vi) of this Section 1 being herein collectively called the "Obligations;" it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

          (b) The following capitalized terms used herein shall have the definitions specified below:

          "Administrative Agent" shall have the meaning provided in the recitals hereof.

          "Adverse  Claim"  shall mean  "adverse  claim" as such term defined in
Section 8-102(a)(1) of the UCC.

          "Agreement" shall have the meaning provided in the first paragraph hereof.

          "Borrower" shall have the meaning provided in the recitals hereof.

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          "CanCo" shall have the meaning provided in the recitals hereof.

          "Certificated Security" shall mean "certificated security" as such term is defined in Section 8-102(a)(4) of the UCC.

          "Clearing Corporation" shall mean "clearing corporation" as such term is defined in Section 8-102(a)(5) of the UCC.

          "Co-Documentation Agents" shall have the meaning provided in the recitals hereof.

          "Collateral Accounts" shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

          "Collateral" shall have the meaning provided in Section 3.1 of this Agreement.

          "Containers" shall have the meaning provided in the recitals hereof.

          "Co-Syndication Agents" shall have the meaning provided in the recitals hereof.

          "Credit Agreement" shall have the meaning provided in the recitals hereof.

          "Credit  Document  Obligations"  shall have the  meaning  provided  in
Section 1 of this Agreement.

          "Domestic   Corporation"  shall  have  the  meaning  provided  in  the definition of "Stock" in this Section 2.

          "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

          "Excluded Equity Interests" shall mean any Stock, Limited Liability Company Interest or Partnership Interest in any Person that is not a Subsidiary of Silgan to the extent that such equity interests are prohibited from being pledged hereunder by the terms of the respective stockholders agreement, partnership agreement, membership agreement, operating agreement, joint venture agreement or other agreement, as the case may be; provided that (i) any equity interests constituting Excluded Equity Interests shall only constitute Excluded Equity Interests until such time as such Person becomes a Subsidiary of Silgan or such Excluded Equity Interests are no longer subject to such prohibitions and
(ii) notwithstanding the foregoing, any distributions or dividends received or to be received by a Pledgor in respect of an Excluded Equity Interest shall be subject to the security interests created by this Agreement (other than any such distributions or dividends paid in Stock, Limited Liability Company Interests or Partnership Interests, as applicable, of such Person).

          "Financial Asset" shall mean "financial asset" as such term is defined in Section 8-102(a)(9) of the UCC.


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          "Foreign   Corporation"   shall  have  the  meaning  provided  in  the
definition of "Stock" of this Agreement.

          "Indemnitees" shall have the meaning provided in Section 11 of this Agreement.

          "Instrument"  shall  mean  "instrument"  as such  term is  defined  in
Section 9-102(a)(47) of the UCC.

          "Investment Property" shall mean "investment property" as such term is defined in Section 9-102(a)(49) of the UCC.

          "Joint Lead Arrangers" shall have the meaning provided in the recitals hereof.

          "Lender Creditors" shall have the meaning provided in the recitals hereof.

          "Lenders" shall have the meaning provided in the first recital hereof.

          "Limited Liability Company Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

          "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

          "Location" of any Pledgor shall mean such Pledgor's "location" as determined pursuant to Section 9-307 of the UCC.

          "Manufacturing" shall have the meaning provided in the recitals hereof.

          "Non-Voting   Stock"  shall  mean  all  capital  stock  of  a  Foreign
Corporation which is not Voting Stock.

          "Notes" shall mean (x) all intercompany notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor.

          "Obligations" shall have the meaning provided in Section 1 of this Agreement.

          "Other Creditors" shall have the meaning provided in the recitals hereof.

          "Other Obligations" shall have the meaning provided in Section 1 of this Agreement.

          "Partnership Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

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          "Partnership  Interest"  shall  mean the  entire  general  partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

          "Plastics" shall have the meaning provided in the recitals hereof.

          "Pledged Notes" shall have the meaning provided in Section 3.5 of this Agreement.

          "Pledgee" shall have the meaning provided in the first paragraph of this Agreement.

          "Pledgor" shall have the meaning provided in the first paragraph of this Agreement.

          "Proceeds"  shall  mean all  "proceeds"  as such  term is  defined  in
Section 9-102(a)(64) of the UCC and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgee or any Pledgor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due any payable to any Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by and governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Registered Organization" shall mean "registered organization" as such term is defined in 9-102(a)(70) of the UCC.

          "Required Secured Creditors" shall have the meaning provided in the US Security Agreement.

          "Secured Creditors" shall have the meaning provided in the recitals hereof.

          "Secured Debt Agreements" shall have the meaning provided in Section 5 of this Agreement.

          "Securities Account" shall mean "securities account" as such term is defined in Section 8-501(a) of the UCC.

          "Securities Act" shall mean the Securities Act of 1933, as amended, as in effect from time to time.

          "Securities Intermediary" shall mean "securities intermediary" as such term is defined in Section 8-102(a)(14) of the UCC.

          "Security Entitlement" shall mean "security entitlement" as such term is defined in Section 8-102(a)(17) of the UCC.

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          "Security"  shall mean a "security" as such term is defined in Section
8-102(a)(15) of the UCC and shall in any event include all Stock and Notes.

          "Silgan" shall have the meaning provided in the recitals hereof.

          "Stock" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor of any Domestic Corporation, and
(y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

          "Termination Date" shall have the meaning provided in Section 20 of this Agreement.

          "Transmitting Utility" shall mean "transmitting utility" as such term is defined in Section 9-102(a)(80) of the UCC.

          "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "Uncertificated Security" shall mean an "uncertificated security" as such term is defined in Section 8-102(a)(18) of the UCC.

          "Voting Stock" shall mean all classes of capital stock of any Foreign Corporation entitled to vote.

          3. PLEDGE OF SECURITIES, ETC.


          3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create, in each case a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in all of the right, title and interest of such Pledgor in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

          (a) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral
     Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in any such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

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          (b) all Securities held or owned by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

          (c) all Limited Liability Company Interests held or owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

          (A) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

          (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

          (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

          (D) all present and future claims, if any, of such Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

          (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

          (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (d) all Partnership Interests held or owned by such Pledgor from time to time


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and all of its right,  title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

          (A) all the capital thereof and its interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

          (B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

          (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

          (D) all present and future claims, if any, of such Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

          (E) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

          (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (e) all Financial Assets and Investment Property of such Pledgor from time to time;

          (f) all Security Entitlements of such Pledgor from time to time in any and all of the foregoing; and

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          (g) all Proceeds of any and all of the foregoing.

          Notwithstanding anything to the contrary contained in this Section 3.1 or in Section 3.3 hereof, (x) except as otherwise provided in Section 7.10 of the Credit Agreement and except to the extent that such pledge is to secure the obligations of a Foreign Credit Party (including any guaranty thereof by a US Credit Party), no Pledgor (to the extent that it is a Borrower or a Domestic Subsidiary of a Borrower) shall be required at any time to pledge hereunder, and clause (b) above shall not apply to, more than 65% of the Voting Stock of any Foreign Corporation, (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation and (z) in no event shall the term "Collateral" include, and no Pledgor shall be required to pledge, (I) the Stock of CanCo (until such time as such Stock is no longer subject to the terms of the Campbell Can Pledge Agreement or otherwise prohibited to be pledged hereunder by any of the Campbell Can Acquisition Documents) or (II) any Excluded Equity Interests (except as otherwise provided in the definition thereof).

          3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 Business Days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

          (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

          (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security (or, in the case of an issuer that is not a Subsidiary of a
     Pledgor, use its reasonable efforts to cause such issuer) to duly authorize, execute and deliver to the Pledgee an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex H hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

          (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106 (d) of the UCC). The Pledgor further agrees to take such actions requested by the Pledgee as the Pledgee deems reasonably necessary or desirable to effect the foregoing;

          (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof; and

          (v) with respect to any Note, physical delivery of such Note to the Pledgee, endorsed to the Pledgee or endorsed in blank.

          (b) In  addition  to the  actions  required  to be taken  pursuant  to
preceding  Section  3.2(a)  hereof,   each  Pledgor  shall  take  the  following
additional actions with respect to the Securities and Collateral:

          (i) with respect to all Collateral of such Pledgor of which the Pledgee may obtain "control" within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be reasonably requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

          (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform
     Commercial Code as in effect in the various relevant States, in form satisfactory to the Pledgee and covering all Collateral hereunder, to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the
     UCC).

          (c) Without limiting any provision of Section 7 hereof, the Pledgee hereby agrees that unless an Event of Default has occurred and is continuing, it will not assume exclusive control over any Securities Account of any Pledgor or any asset credited thereto or give any notice of exclusive control or similar notice to any Securities Intermediary or any issuer of an Uncertificated Security or any Clearing Corporation.

          (d) Notwithstanding anything to the contrary contained in Section 3.2(a) hereof, so long as Silgan Closures Mexico, S.A. de C.V., Thatcher Mexico, S.A. de R.L. de C.V. or Thatcher Investments, S.A. de R.L. de C.V. are in the process of being dissolved, no Pledgor shall be required to deliver to the Pledgee any stock certificate or control agreement representing the equity interests in such entity (although such equity interests shall remain subject to the security interests created by this Agreement).


          3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee
(i) a certificate executed by an executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through F hereto as are necessary to cause such annexes to be complete and accurate at such time.

          3.4 Transfer  Taxes.  Each pledge of  Collateral  under Section 3.1 or
Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

          3.5 Definition of Pledged Notes. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes".

          3.6 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof (i) the exact legal name of such Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor's Location, the organizational identification number (if any) of such Pledgor, and whether or not such Pledgor is a Transmitting Utility, is listed on Annex A hereto; (ii) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (iii) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex C hereto; (iv) such Stock referenced in clause (iii) of this paragraph constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (v) the Notes held by such Pledgor consist of the promissory notes described in Annex D hereto where such Pledgor is listed as the lender; (vi) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vii) each such Limited Liability Company Interest referenced in clause (vi) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (viii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex F hereto; (ix) each such Partnership Interest referenced in clause (viii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex F hereto; (x) such Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes C through F hereto; (xi) the Excluded Equity Interests owned by such Pledgor on the date hereof are described in Annex H hereto; and (xii) other than Excluded Equity Interests, on the date hereof, such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests.

          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. If and to the extent necessary to enable the Pledgee to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default and written notice thereof shall have been given by the Pledgee to the relevant Pledgor (provided, that if an Event of Default specified in Section 9.05 of the Credit Agreement shall occur, no such notice shall be required), each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement entitled to the benefits of this Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the position or interests of the Pledgee or any other Secured Creditor in the Collateral. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing and written notice thereof shall have been given to the relevant Pledgor as (but only to the extent) described above in this Section 5, and Section 7 hereof shall become applicable.

          6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

          (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

          (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash other than as set forth above) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash other than as set forth above) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 (other than as set forth in the first sentence hereof) shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 and Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

          7. REMEDIES IN CASE OF EVENT OF DEFAULT. Each Pledgor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Pledgee, in addition to any rights now or hereafter existing under applicable law, the other provisions of this Agreement or any other Secured Debt Agreement, shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

          (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

          (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees (although the Pledgee agrees to promptly notify the relevant Pledgor after any such transfer; provided, however, that the failure to give such notice shall not affect the validity of any such transfer);

          (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

          (iv) subject to the giving of written notice in accordance with (and to the extent required by) Section 5 hereof, to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

          (v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise purchase (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto;

          (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations; and

          (vii) instruct all depository banks and/or Securities Intermediaries which have entered into a control agreement with the Pledgee to transfer all monies, securities, instruments and financial assets held by such depositary bank and/or Securities Intermediary to a Collateral Account and/or otherwise assume exclusive control over any such accounts;

it being understood that each Pledgor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Pledgee shall be entitled to a decree requiring specific performance by such Pledgor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Administrative Agent or the Pledgee acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce this Agreement or any other Security Document or to realize upon the security to be granted hereby or thereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

          8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee or any other Secured Creditor provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand.

          9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in Section 7.4 of the US Security Agreement.

          (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

          (c) Notwithstanding anything to the contrary contained in this Section 9, CanCo shall not be jointly and severally liable with the other Pledgors for any deficiency described in Section 9(b) above to the extent that such joint and several liability is prohibited by the applicable CanCo Restrictions then in effect, although CanCo shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the amount of its own Obligations.

          10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify, reimburse and hold harmless the Pledgee in such capacity, each other Secured Creditor and their respective successors, assigns, employees, affiliates, agents and servants (hereinafter in this Section 11 referred to individually an "Indemnitee," and, collectively the "Indemnitees") from and against any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and losses of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for any and all costs, expenses and disbursements, including reasonable attorneys' fees and expenses, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments, losses, expenses, costs or disbursements to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)); provided that the indemnity described above shall not apply to any liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements incurred by, imposed on or assessed as a result of, or arising out of, or in any way related to, or by reason of any litigation, proceeding or other action solely between or among the Lenders (excluding, however, any liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (all of which shall be covered by such indemnity) incurred by, imposed on or assessed against the Administrative Agent, the Pledgee or any of their respective officers, directors, employees, affiliates, representatives or agents as a result of, or arising out of, or in any way related to, or by reason of any such litigation, proceeding or action to which the Administrative Agent or the Pledgee (or any of their respective officers, directors, employees, affiliates, representatives or agents) is a party in its capacity as such) to the extent (and only to the extent) that such litigation, proceeding or other action does not relate to, or arise from, any action or omission by Siligan or any of its Subsidiaries. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. Notwithstanding anything to the contrary contained in this Agreement, CanCo shall not be jointly and severally liable with the other Pledgors for any indemnity obligations under this Section 11 to the extent such joint and several liability is prohibited by the applicable CanCo Restrictions then in effect, although CanCo shall remain obligated for indemnity obligations with respect to its own actions.

          12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

          (b) Except as provided in the last  sentence of paragraph  (a) of this
Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph
(a) of this Section 12.

          (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

          (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

          13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees to execute and deliver to the Pledgee such financing statements, in form reasonably acceptable to the Pledgee, as the Pledgee may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Pledgee to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Pledgor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Pledgor hereby authorizes the Pledgee to file any such financing statements without the signature of such Pledgor where permitted by law (and such authorization includes describing the Collateral as "all assets" of such Pledgor).

          (b) Each Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Pledgor or otherwise) to act, require, demand, receive, compound and give acquaintance for any and all monies and claims for monies due or to become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Pledgee may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

          14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 11 of the Credit Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 11 of the Credit Agreement.

          15. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Secured Debt Agreements).

          16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

          (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral pledged by it hereunder and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement);

          (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

          (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

          (iv) except to the extent already obtained or made and the filing of UCC financing statements with respect to that portion of the Collateral that may only be perfected by such filings (which filings will be made within 10 days after the date hereof or, if later, within 10 days after a Pledgor becomes a party hereto), no consent of any other party (including, without limitation, any stockholder, member, partner or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

          (v) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement, partnership agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

          (vi)  all  of  the  Collateral  (consisting  of  Securities,   Limited
     Liability Company Interests or Partnership Interests) has been duly and validly issued and acquired, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

          (vii) each of the Pledged Notes constituting Intercompany Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and

          (viii) the pledge, collateral assignment and delivery to the Pledgee of the Collateral consisting of Certificated Securities pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

          (ix)  Subject to  Section  3.2(d)  hereof,  "control"  (as  defined in
     Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC; provided that in the case of the Pledgee obtaining "control" over Collateral consisting of a Security Entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains "control" over such Security Entitlement.

          (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

          (c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

          17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC. The exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor's Location, the organizational identification number (if any) of each Pledgor, and whether or not such Pledgor is a Transmitting Utility, is listed on Annex A hereto for such Pledgor. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any) from that listed on Annex A hereto for such Pledgor, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Pledgee not less than 10 days' prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for the respective Pledgor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Pledgee to maintain the security interests of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter notify the Pledgee of such organizational identification number and shall take all actions reasonably satisfactory to the Pledgee to the extent necessary to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby fully perfected and in full force and effect.

          18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement;
(iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding; whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

          19. REGISTRATION, ETC. (a) If there shall have occurred and be continuing an Event of Default then, and in every such case, upon receipt by any Pledgor from the Pledgee of a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, such Pledgor as soon as practicable and at its expense will use its reasonable efforts to cause such registration to be effected (and be kept effective) and will use its reasonable efforts to cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of such Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

          (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and the Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral, as the case may be, or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act,
(ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

          20. TERMINATION; RELEASE. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive such termination) and the Pledgee, at the request and expense of the respective Pledgor, will promptly execute and deliver to such Pledgor a proper instrument or instruments (including Uniform Commercial Code termination statements on Form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly release from the security interest created hereby and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements entitled to the benefits of this Agreement have been terminated, no Note, Loan or Letter of Credit is outstanding and all other Obligations (other than indemnities described in Section 11 hereof and described in Section 12.13 of the Credit Agreement, and any other indemnities set forth in any other Security Documents, in each case which are not then due and payable) have been paid in full in cash.

          (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 8.02 of the Credit Agreement or is otherwise released at the direction of the Required Secured Creditors, the Pledgee, at the request and expense of such Pledgor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including UCC-3 termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

          (c) At any time that the respective Pledgor desires that Collateral be released as provided in the foregoing Section 20(a) or (b), it shall deliver to the Pledgee a certificate signed by an authorized officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to
Section 20(a) or (b) hereof.

          (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with this Section 20.

          21. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All notices and other communications shall be in writing addressed as follows:

          (a) if to any Pledgor, at:

              c/o Silgan Holdings Inc.
              4 Landmark Square
              Suite 400
              Stamford, CT 06901
              Tel: (203) 975-7110
              Fax: (203) 975-4598
              Attention: General Counsel

          (b) if to the Pledgee, at:

             Deutsche Bank AG New York Branch
             222 S. Riverside Plaza
             Chicago, Illinois  60606
             Tel: (312) 537-4231
             Fax: (312) 537-1324
             Attention:  Marla Brefka Heller


          (c) if to any Lender Creditor, other than the Pledgee, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Lender Creditor shall have specified in the Credit

Agreement;

          (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to Silgan and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          22. WAIVER; AMENDMENT. Except as provided in Sections 20 and 30 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the terms of the US Security Agreement.

          23. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each Pledgor and its successors and assigns (although no Pledgor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of the Pledgee and the other Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

          24. HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          25. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PLEDGOR. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR

PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN
SECTION 21 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

          (b) EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          26. PLEDGOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or with respect to any Collateral.

          27. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee.

          28. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          29. RECOURSE. This Agreement is made with full recourse to each Pledgor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Pledgor contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

          30. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of Silgan that is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee. Silgan agrees that it shall and shall cause any Subsidiary of Silgan that becomes a Pledgor hereunder to (i) deliver supplements to Annexes A through F, inclusive, hereto, and Annex H hereto, as are necessary to cause such Annexes to be complete and accurate with respect to such additional Pledgor on such date and
(ii) take all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

                                      *****

          IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



                               SILGAN HOLDINGS INC.,
                               as a Pledgor


                               By: /s/ Frank W. Hogan, III
                                   ---------------------------------------------
                                   Title: Senior Vice President, General Counsel
                                           and Secretary


                               SILGAN CONTAINERS CORPORATION
                               SILGAN PLASTICS CORPORATION
                               SILGAN CONTAINERS MANUFACTURING
                                   CORPORATION
                               SILGAN CAN COMPANY
                               SILGAN LLC
                               By: SILGAN CONTAINERS CORPORATION,
                                   as Manager
                               SILGAN CORPORATION
                               RXI PLASTICS, INC.
                               SILGAN CLOSURES CORPORATION
                               SILGAN CLOSURES LLC
                               SILGAN CLOSURES HOLDING COMPANY
                               SILGAN CLOSURES INTERNATIONAL
                                   HOLDING COMPANY
                               SILGAN EQUIPMENT COMPANY
                               SILGAN TUBES CORPORATION
                               SILGAN TUBES HOLDING COMPANY,
                               each as a Pledgor


                                By: /s/ Frank W. Hogan, III
                                    -----------------------------------
                                    Title: Vice President and Secretary

Accepted and Agreed to:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Pledgee and Collateral Agent


By: /s/ Susan LeFevre
    ---------------------------------
    Title: Director


By: /s/ Evelyn Lazala
    ---------------------------------
    Title: Vice President